EXHIBIT 10.18
AGREEMENT
MN River Water Supply Facility
Granite Falls Energy, LLC
Granite Falls, MN
THIS AGREEMENT is dated as of the 16th day of August in the year 2006 by and between Granite Falls Energy, LLC (hereinafter called OWNER) and Wagner Construction (hereinafter called CONTRACTOR).
OWNER and CONTRACTOR, in consideration of the mutual covenants hereinafter set forth, agree as follows:
ARTICLE 1. WORK.
CONTRACTOR shall complete all Work as specified or indicated in the Contract Documents. The Work is generally described as follows:
A.	Construction of piping from existing Granite Falls Energy, LLC watermain to the raw water pumping station and associated work.
ARTICLE 2. ENGINEER.
The Project has been designed by Bolton & Menk, Inc., Consulting Engineers, 1960 Premier Drive, Mankato, MN 56001, who is hereinafter called ENGINEER and who is to act as OWNER’S representative, assume all duties and responsibilities and have the rights and authority assigned to ENGINEER in the Contract Documents in connection with completion of the Work in accordance with the Contract Documents.
ARTICLE 3. CONTRACT TIME.
3.1. The project will be operational by December 31, 2006. Final restoration work will be completed by May 2007.
ARTICLE 4. CONTRACT PRICE.
4.1.	OWNER shall pay CONTRACTOR for completion of the Work in accordance with the Contract Documents in current funds as follows:

Lump Sum of $251,168.50 (Two hundred fifty-one thousand one hundred sixty-eight and 50/100 DOLLARS)
(With Bid Schedule Attachment)

M21.38035 — Granite Falls Energy, LLC	AGREEMENT
MN River Water Supply Facility-Granite Falls, MN	PAGE 1

ARTICLE 5. PAYMENT PROCEDURES.
CONTRACTOR shall submit Applications for Payment on a monthly basis for the work completed. Applications for Payment will be processed by ENGINEER to the OWNER. The OWNER shall pay the approved application within 30 days of receipt. The OWNER shall pay up to 95 percent of the contract amount. The remaining 5 percent shall be paid upon final approval of the project by the ENGINEER and OWNER.
ARTICLE 6. CONTRACTOR’S REPRESENTATIONS.
In order to induce OWNER to enter into this Agreement, CONTRACTOR makes the following representations:
6.1.	CONTRACTOR has familiarized itself with the nature and extent of the Contract Documents, Work, site, locality, and all local conditions and Laws and Regulations that in any manner may affect cost, progress, performance or furnishing of the Work.

6.2.	CONTRACTOR has studied carefully all reports of explorations and tests of subsurface conditions and drawings of physical conditions.

6.3.	CONTRACTOR has reviewed and checked all information and data shown or indicated on the Contract Documents with respect to existing Underground Facilities at or contiguous to the site and assumes responsibility for the accurate location of said Underground Facilities.

6.4.	CONTRACTOR has correlated the results of all such observations, examinations, investigations, explorations, tests, reports and studies with the terms and conditions of the Contract Documents.
ARTICLE 7. ADDITIONAL WORK POLICY
7.1	All additional work shall be approved by the OWNER prior to performing the work.
IN WITNESS WHEREOF, OWNER and CONTRACTOR have signed this Agreement in triplicate. One counterpart each has been delivered to OWNER, CONTRACTOR and ENGINEER. All portions of the Contract Documents have been signed or identified by OWNER and CONTRACTOR or identified by ENGINEER on their behalf.
This Agreement will be effective on August 16, 2006 (which is the Effective Date of the Agreement).

OWNER: Granite Falls Energy, LLC	CONTRACTOR: Wagner Construction

By:	/s/ Todd Emslander	By:	/s/ Dennis Wagner
	Project Manager GLE		Dennis Wagner

M21.38035 — Granite Falls Energy, LLC	AGREEMENT
MN River Water Supply Facility-Granite Falls, MN	PAGE 2

Wagner Construction — Utility Construction Work

Item
No.	Item	Est. Qty.	Unit	Unit Price	Amount
1	Mobilization	1	LS	15,500.00	$15,500.00
2	Utility Trench Excavation	23,750	CY	.01	237.50
3	Subgrade Excavation	45	CY	10.00	450.00
4	Aggregate Surfacing CL 5 (CV)	13	CY	25.00	325.00
5	Off Site Import, Place & Compact	795	CY	8.00	6,360.00
6	Select Granular Borrow (CV)	10	CY	10.00	100.00
7	Silt Fence	7400	LF	3.00	22,200.00
8	24” RCP Culvert	30	LF	125.00	3,750.00
9	Flared End Section w/Trash Guard	2	EA	1,500.00	3,000.00
10	10” Dia. Watermain C900	330	LF	40.00	132,000.00
11	Bore 10” HDPE	725	LF	67.00	48,575.00
12	18” HDPE Casting (Jack & Bore) w/10” Dia. WA	80	LF	155.00	12,400.00
13	Ductile Iron Fittings	457	LB	3.00	1,371.00
14	10” Gate Valve	2	EA	1,600.00	3,200.00
15	Seeding	1.7	AC	1,000.00	1,700.00
				TOTAL BID	$251,168.50